PROPERTY, PLANT, AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT, AND EQUIPMENT
8.	PROPERTY, PLANT, AND EQUIPMENT

	2011			2010
	Cost	Accumulated amortization	Net book value	Cost	Accumulated amortization	Net book value

Computer equipment	$1,368	$958	$410	$1,081	$724	$357
Office furnishings & equipment	726	547	179	685	449	236
Assembly & test equipment	10,746	6,836	3,910	10,207	5,195	5,012
Demonstration suite & tradeshow equipment	1,960	1,352	608	1,558	881	677
Leasehold improvements	677	340	337	423	281	142
Assets under construction	605	-	605	-	-	-
	$16,082	$10,033	$6,049	$13,954	$7,530	$6,424

During the year ended December 31, 2011 amortization of $2,538 relating to the property, plant and equipment was charged to operations (2010 - $2,574). As at December 31, 2011, there were no events or changes in circumstances, which would indicate an impairment of property, plant and equipment.